Trenchless Fund ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 89.3%		Shares	Value
Consumer Discretionary Products - 16.6%
KB Home		45,764	$2,912,421
LVMH Moet Hennessy Louis Vuitton SE - ADR		37,121	4,540,270
Mobileye Global, Inc. - Class A (a)		638,293	9,012,697
			16,465,388

Financial Services - 10.6%
PayPal Holdings, Inc. (a)		67,848	4,549,887
Rocket Cos., Inc. - Class A		186,795	3,620,087
SoFi Technologies, Inc. (a)		89,295	2,359,174
			10,529,148

Health Care - 22.1%
Eli Lilly & Co.		10,535	8,038,205
Novo Nordisk AS - ADR		166,067	9,215,058
Oscar Health, Inc. - Class A (a)		243,302	4,605,707
			21,858,970

Media - 12.0%
Alphabet, Inc. - Class A		24,399	5,931,397
Grab Holdings Ltd. - Class A (a)		317,816	1,913,252
Maplebear, Inc. (a)		109,253	4,016,140
			11,860,789

Oil & Gas - 4.3%
Cheniere Energy, Inc.		18,000	4,229,640

Retail & Wholesale - Discretionary - 13.8%
Amazon.com, Inc. (a)		44,789	9,834,320
Lululemon Athletica, Inc. (a)		21,173	3,767,312
			13,601,632

Software & Tech Services - 4.6%
Monday.com Ltd. (a)		23,361	4,524,792

Tech Hardware & Semiconductors - 5.3%
Dell Technologies, Inc. - Class C		36,701	5,203,101
TOTAL COMMON STOCKS (Cost $86,980,847)			88,273,460

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 8.8%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(b)		8,698,413	8,698,413
TOTAL MONEY MARKET FUNDS (Cost $8,698,413)			8,698,413

TOTAL INVESTMENTS - 98.1% (Cost $95,679,260)			96,971,873
Other Assets in Excess of Liabilities - 1.9%			1,887,582
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$98,859,455
two			–%
Percentages are stated as a percent of net assets.			–%

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Trenchless Fund ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$88,273,460	$–	$–	$88,273,460
Money Market Funds	8,698,413	–	–	8,698,413
Total Investments	$96,971,873	$–	$–	$96,971,873

Refer to the Schedule of Investments for further disaggregation of investment categories.